                                 EXHIBIT 10.128

          MEMBERSHIP INTERESTS PURCHASE AGREEMENT FOR THE DANA DETROIT
                    BUILDING AND THE DANA KALAMAZOO BUILDING

                     MEMBERSHIP INTERESTS PURCHASE AGREEMENT

                                     between

                                   GEBAM, INC.

                                   as Seller,

                                       and

                    WELLS REAL ESTATE INVESTMENT TRUST, INC.

                                    as Buyer

                           Dated as of March 15, 2002

                     MEMBERSHIP INTERESTS PURCHASE AGREEMENT
                     ---------------------------------------

             THIS MEMBERSHIP INTERESTS PURCHASE AGREEMENT, dated as of March 15, 2002 (this "Agreement"), is by and between GEBAM, INC., a Delaware corporation ("Seller"), and WELLS REAL ESTATE INVESTMENT TRUST, INC., a Maryland corporation ("Buyer"). The Seller and the Buyer are herein referred to individually as a "Party" and collectively as the "Parties."

                                   WITNESSETH:
                                   -----------

             WHEREAS, Seller is the beneficial owner of all of the outstanding membership interests (collectively, the "Membership Interests") in (i) DANACQ KALAMAZOO, LLC, a Delaware limited liability company (the "Kalamazoo LLC"), and
(ii) DANACQ FARMINGTON HILLS, LLC, a Delaware limited liability company (the "Farmington LLC"). The term "Companies" as used herein shall mean, collectively, the Kalamazoo LLC and the Farmington LLC , and the term "Company" as used herein shall mean, singularly, Kalamazoo LLC and Farmington LLC;

             WHEREAS, the Kalamazoo LLC was formed on October 22, 2001, by the filing of the Certificate of Formation (the "Kalamazoo Certificate") pursuant to the Delaware Limited Liability Company Act (6 Del. C. Section 18-101 et seq.).
                                              -------                ------
The Kalamazoo LLC was organized by the Limited Liability Company Agreement of Danacq Kalamazoo, LLC, a Delaware Limited Liability Company (the "Kalamazoo Operating Agreement"), dated as of October 22, 2001, executed by Seller;

             WHEREAS, the Farmington LLC was formed on October 22, 2001, by the filing of the Certificate of Formation (the "Farmington Certificate") pursuant to the Delaware Limited Liability Company Act (6 Del. C. Section 18-101 et
                                                 -------                --
seq.). The Farmington LLC was organized by the Limited Liability Company
---
Agreement of Danacq Farmington Hills, LLC, a Delaware Limited Liability Company (the "Farmington Operating Agreement"), dated as of October 22, 2001, executed by Seller. The term "Certificates" as used herein shall mean, collectively, the Kalamazoo Certificate and the Farmington Certificate. The term "Operating Agreements" as used herein shall mean, collectively, the Kalamazoo Operating Agreement and the Farmington Operating Agreement;

             WHEREAS, the Kalamazoo LLC has (a) purchased the Kalamazoo Property (as hereinafter defined) located in the City of Kalamazoo, County of Kalamazoo, State of Michigan, and (b) leased the Kalamazoo Property to Dana Corporation, a Virginia corporation ("Lessee") pursuant to that certain Lease Agreement dated as of October 26, 2001, between the Kalamazoo LLC, as lessor, and Lessee, as lessee, as amended pursuant to that certain First Amendment to Lease Agreement dated as of December 6, 2001, between the Kalamazoo LLC, as lessor, and Lessee, as lessee (as amended, the "Kalamazoo Lease");

             WHEREAS, the Farmington LLC has (a) purchased the Farmington Property (as hereinafter defined) located in the City of Farmington Hills, County of

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Oakland, State of Michigan, and (b) leased the Farmington Property to Lessee pursuant to that certain Lease Agreement dated as of October 26, 2001, between the Farmington LLC, as lessor, and Lessee, as lessee, as amended pursuant to that certain First Amendment to Lease Agreement dated as of December 6, 2001, between the Farmington LLC, as lessor, and Lessee, as lessee (as amended, the "Farmington Lease"). The term "Leases" as used herein shall mean, collectively, the Kalamazoo Lease and the Farmington Lease;

             WHEREAS, Seller desires to sell the Membership Interests to Buyer, and Buyer desires to purchase the Membership Interests from Seller, upon the terms and conditions hereinafter provided;

             NOW, THEREFORE, in consideration of the premises and the mutual representations and warranties herein contained, the Parties hereto agree as follows:

                                    SECTION 1

                    PURCHASE AND SALE OF MEMBERSHIP INTERESTS
                    -----------------------------------------

             1.1   Definitions. In addition to the terms defined elsewhere in
                   -----------
this Agreement, the following capitalized terms whenever used in this Agreement shall have the meanings ascribed below:

             "Business Day" shall mean any day other than Saturday, Sunday, a recognized United States holiday or a day on which banks in New York, New York are permitted or required to be closed for business.

             "Existing Title Exceptions" shall mean the documents, instruments and other matters listed and described in Schedule B of the Existing Title Policies.

             "Existing Title Policies" shall mean, collectively, the Kalamazoo Title Policy and the Farmington Title Policy.

             "Farmington Improvements" shall mean all buildings, structures and improvements situated on the Farmington Land, including, without limitation, that certain building containing approximately 112,480 square feet of floor area, all parking areas, and other amenities located on the Farmington Land and all apparatus, elevators, built-in appliances, equipment, pumps, machinery, plumbing, air conditioning and electrical and other fixtures located on the Farmington Land, exclusive of any of same which are owned by Lessee.

             "Farmington Intangible Personal Property" shall mean all intangible personal property owned by Farmington LLC and related to the Farmington Land, Farmington Improvements, and Farmington Personal Property, including all governmental licenses and permits, the Existing Title Policy relating to the Farmington Land and Farmington Improvements, any guaranties, warranties, or other rights related to the ownership of or use and operation of the Farmington Land, Farmington Improvements, and the Farmington Personal Property, and also specifically including, whether or not same is deemed to be "intangible" personal property, all right, title and interest of Farmington LLC in and to all plans and specifications with respect to the Farmington Improvements.

             "Farmington Land" shall mean all that tract or parcel of land located in the City of Farmington Hills, County of Oakland, State of Michigan, containing approximately 7.7 acres and being more particularly described on Exhibit E attached hereto, together with all rights, privileges and easements
---------
appurtenant, benefiting or pertaining thereto, including all water rights, mineral rights, development rights, air rights, reversions, or other appurtenances to said property, and all right, title and interest of Farmington LLC, if any, in and to any land lying in the bed of any street, road, alley or right-of-way, open or proposed, adjacent to or abutting said property.

             "Farmington Personal Property" shall mean all personal property now owned or acquired by Farmington LLC prior to Closing and located on or in, or used in connection with, the Farmington Land and Farmington Improvements, including, without limitation, the items set forth and described on Exhibit F
                                                                    ---------
attached hereto.

             "Farmington Property" shall mean, collectively, the Farmington Land, the Farmington Improvements, the Farmington Personal Property, and the Farmington Intangible Personal Property.

             "Farmington Title Policy" shall mean that certain owner's policy of title insurance issued by Title Company in favor of Farmington LLC, policy file no. E053708, dated November 6, 2001, including endorsements thereto.

             "GECC" shall mean General Electric Capital Corporation, a Delaware corporation.

             "Kalamazoo Improvements" shall mean all buildings, structures and improvements situated on the Kalamazoo Land, including, without limitation, that certain building containing approximately 150,000 square feet of floor area, all parking areas, and other amenities located on the Land and all apparatus, elevators, built-in appliances, equipment, pumps, machinery, plumbing, air conditioning and electrical and other fixtures located on the Kalamazoo Land, exclusive of any of same which are owned by Lessee.

             "Kalamazoo Intangible Property" shall mean all intangible personal property owned by Kalamazoo LLC and related to the Kalamazoo Land, Kalamazoo Improvements, and Kalamazoo Personal Property, including all governmental licenses and permits, the Existing Title Policy relating to the Kalamazoo Land and Kalamazoo Improvements, any guaranties, warranties, or other rights related to the ownership of or use and operation of the Kalamazoo Land, Kalamazoo Improvements, and the Kalamazoo Personal Property, and also specifically including, whether or not same is deemed to be "intangible" personal property, all right, title and interest of Kalamazoo LLC in and to all plans and specifications with respect to the Kalamazoo Improvements.

             "Kalamazoo Land" shall mean all that tract or parcel of land located in the City of Kalamazoo, County of Kalamazoo, State of Michigan, containing approximately 27 acres and being more particularly described on Exhibit C attached hereto, together with all rights, privileges and easements
---------
appurtenant, benefiting or pertaining thereto, including all water rights, mineral rights, development rights, air rights, reversions, or other appurtenances to said property, and all right, title and interest of Kalamazoo LLC, if any, in and to any land lying in the bed of any street, road, alley or right-of-way, open or proposed, adjacent to or abutting said property.

             "Kalamazoo Personal Property" shall mean all personal property now owned or acquired by Kalamazoo LLC prior to Closing and located on or in, or used in connection with, the Kalamazoo Land and Kalamazoo Improvements, including, without limitation, the items set forth and described on Exhibit D
                                                                    ---------
attached hereto.

             "Kalamazoo Property" shall mean, collectively, the Kalamazoo Land, the Kalamazoo Improvements, the Kalamazoo Personal Property, and the Kalamazoo Intangible Personal Property.

             "Kalamazoo Title Policy" shall mean that certain owner's policy of title insurance issued by Title Company in favor of Kalamazoo LLC, policy file no. E053710, dated November 7, 2001, including endorsements thereto.

             "Person" shall mean an individual, partnership, corporation, trust, limited liability company, unincorporated association, joint stock company or other entity or association.

             "Properties" shall mean, collectively, the Kalamazoo Property and the Farmington Property.

             "Tax" or "Taxes" shall mean any federal, state, local, or foreign income, gross receipts, license, payroll, employment, excise, severance, stamp, occupation, premium, windfall profits, environmental (including taxes under Section 59A of the Internal Revenue Code of 1986, as amended), customs duties, capital stock, franchise, profits, withholding, social security (or similar), unemployment, disability, personal property, sales, use, transfer, registration, value added, alternative or add-on minimum, estimated, or other tax of any kind whatsoever, including any interest, penalty, or addition thereto, whether disputed or not, but expressly excluding any real property taxes or other taxes which are the responsibility of the Lessee under the Leases.

             "Tax Return" shall mean any return, declaration, report, claim for refund, or information return or statement relating to Taxes, including any schedule or attachment thereto, and including any amendment thereof.

             "Title Company" shall mean Commonwealth Land Title Insurance
Company.

             1.2   Basic Transaction. In reliance upon the representations,
                   -----------------
warranties and agreements contained herein and subject to the terms and conditions hereof, Seller hereby agrees to sell, convey, transfer and deliver to Buyer, and Buyer hereby agrees to purchase from Seller, all of the Membership Interests, for the purchase price set forth in Section 1.3 (the "Purchase
                                               -----------
Price").

             1.3   Purchase Price. The Purchase Price shall be an amount equal
                   --------------
to Forty-One Million Nine Hundred Fifty Thousand Dollars ($41,950,000), payable as follows:

             (a) by deposit by the Buyer, concurrently with its execution and delivery of this Agreement, of the sum of Five Hundred Thousand Dollars ($500,000) (together with any interest earned thereon, the "Deposit") with the Escrowee (as defined in Section 1.4) by wire transfer in accordance with such
                        -----------
instructions as the Escrowee shall deliver to Buyer for such purpose, to be held in an interest-bearing account; and

             (b)   the balance, at the Closing (as defined in Section 1.4) by
                                                              -----------
wire transfer in accordance with Section 1.5, provided that, if the Closing
                                 -----------
occurs on any day other than the last day of a calendar month, there shall be credited against payment of the Purchase Price an amount equal to (i) (A) the Basic Rent (as defined in the Leases) actually paid by the Lessee with respect to the calendar month in which the Closing occurs, times (B) a fraction, the numerator of which is the number of days (including the date of the Closing) remaining in the calendar month in which the Closing occurs as of the date of the Closing, and the denominator of which is the number of days in such calendar month, plus (ii) any Basic Rent prepaid by Lessee for any period following the month of Closing (collectively, the "Proration Credit").

In addition, Buyer shall assume the obligations of "Lessor Parent" under Article XXI of the Leases.

             (c) Seller and Purchaser acknowledge and agree that the Purchase Price shall be allocated (the "Allocation") as follows:

             Membership Interests in Kalamazoo LLC:      $18,300,000.00
             Membership Interests in Farmington LLC:     $23,650,000.00

             Each of the Buyer and the Seller agree that, at its own cost and expense, it (i) will prepare all required Tax Returns and reports in a manner that is consistent with such Allocation, and (ii) will not voluntarily take any position inconsistent therewith upon examination of any such Tax Return, in any refund claim, in any litigation or otherwise with respect to such Tax Returns.

             1.4   The Closing. Subject to the conditions set forth in
                   -----------
Section 5, the closing of the purchase and sale of the Membership Interests
---------
hereunder (the "Closing") shall occur on or before March 29, 2002, or such other date as the Parties shall agree ("Closing Date"). The Closing shall take place with an escrow with Commonwealth Land Title Insurance Company ("Escrowee") pursuant to a written escrow agreement among Buyer, Seller and Escrowee containing terms and conditions consistent with the terms and conditions of this Agreement (which shall in all events be controlling) and mutually satisfactory to Buyer and Seller.

             1.5   Deliveries. At the Closing, Seller shall sell, convey,
                   ----------
transfer and deliver to Buyer, and Buyer will purchase from Seller, the Membership Interests. As payment in full for the Membership Interests being purchased by it under this Agreement at the Closing, Buyer shall deliver to Seller by electronic funds transfer of immediately available funds, through escrow, the amount of the Purchase Price less the Proration Credit. In addition, at the Closing, Buyer and Seller shall execute and deliver to escrow (a) a settlement statement setting forth the amounts paid by or on behalf of, and the amounts to be paid to, Buyer and Seller pursuant to this Agreement; (b) executed counterparts of two (2) originals of an assignment and assumption of the Membership Interests ("Membership Assignment") in the form of Exhibit A attached
                                                              ---------
hereto; (c) executed counterparts of two (2) originals of an assignment and assumption of the obligations of "Lessor Parent" under Article XXI of the Leases ("Lessor Parent Assignment") in form reasonably acceptable to Seller and to Lessee as required under Article XXI of the Leases; (d) executed counterparts of two (2) originals of an assignment and assumption of the rights and obligations of that certain Tax Indemnification Agreement between Seller and Dana Corporation dated as of October 26, 2001 in form reasonably acceptable to Seller and to Buyer; and (e) a notice from Seller and Buyer to Lessee of the sale of the Membership Interests to Buyer in the form attached hereto as Exhibit G, and
                                                                 ---------
each of Seller and Buyer shall also execute and deliver, or cause to be executed and delivered, such other agreements or documents, and shall take, or cause to be taken, such other acts, as may be required of it pursuant to Article XXI of the Leases to effect the purchase and sale of the Membership Interests in compliance with such Article XXI. In addition, Buyer shall deliver into escrow, or cause to be delivered into escrow, fully executed originals of the Amendments (as defined in Section 5.1(g) hereof), and Seller shall deliver into escrow the
               --------------
following: (i) a non-foreign affidavit in the form of Exhibit L attached hereto
                                                      ---------
(the "Non-Foreign Affidavit"); (ii) a standard owner's affidavit in the form and substance reasonably required by the Title Company, together with an affidavit or other documentation reasonably acceptable to the Title Company so that the Title Company will issue an endorsement to each of the Existing Title Policies increasing the amount of the insurance provided thereunder to the amount of the Purchase Price (as allocated as provided in Section 1.3 above) and changing the
                                            -----------
effective date thereof to the date of Closing and a "non-imputation endorsement" with respect to each of the Existing Title Policies; (iii) appropriate evidence of Seller's authorization to consummate the subject transaction as reasonably required by the Title Company; (iv) a certificate evidencing the reaffirmation of the truth and accuracy of Seller's representations and warranties set forth in Section 3.1 hereof; (v) such surveys, site plans, plans and specifications
   -----------
and other similar, material documents relating to the Kalamazoo Property and the Farmington Property as are in the possession or control of Seller or the Companies; (vii) original certificates of occupancy (or if originals are not available, then copies) for all space within the Kalamazoo Improvements and the Farmington Improvements, to the extent same are in the possession or control of Seller or the Companies; (viii) the original Existing Title Policies; and (ix) original executed counterparts of the Leases.

             1.6   Resignation. As of the Closing, each Person nominated by
                   -----------
Seller who serves as an officer, manager, director or in any other similar capacity of either Company shall deliver a signed resignation from all such positions and release of all claims against the Companies effective as of the Closing Date in form reasonably acceptable to Buyer, and each such Person shall thereupon be deemed to have been discharged of any and all liability to either Company.

             1.7   Tax Returns. Seller agrees that Buyer shall prepare or cause
                   -----------
to be prepared and file or cause to be filed all Tax Returns for the Companies which are filed after the Closing Date.

                                    SECTION 2

                        INSPECTIONS AND INSPECTION PERIOD
                        ---------------------------------

             2.1   Right to Inspect. Buyer, and Buyer's agents and
                   ----------------
representatives, shall have the right, from time to time, prior to the Closing Date or earlier termination of this Agreement, during normal business hours, to enter upon the Properties for the purpose of conducting visual inspections of the Properties, testing of machinery and equipment, taking of measurements, making of surveys and generally for the reasonable ascertainment of matters relating to the Properties; provided, however, that Buyer shall (i) give Seller
                            -----------------
reasonable prior written notice of the time and place of such entry, in order to permit a representative of Seller to accompany Buyer; (ii) use commercially reasonable efforts in good faith not to interfere with the operations of the Properties or Lessee; (iii) restore any damage to the Properties or any adjacent property caused by such actions; (iv) indemnify, defend and save Seller and, as the case may be, its partners, trustees, shareholders, directors, members, officers, employees and agents harmless of and from any and all claims and/or liabilities which Seller and its partners, trustees, shareholders, directors, members, officers, employees and agents may suffer or be subject by reason of or in any manner relating to such entry and such activities, including, without limitation, any claims by Lessee or its invitees; (v) not enter into Lessee's leased premises or communicate with Lessee unless Buyer gives Seller at least 24 hours prior written notice and Buyer is accompanied by Seller or Seller's agent in each instance; (vi) prior to entry onto the Properties, furnish Seller with a certificate of general liability and property damage insurance maintained by Buyer with single occurrence coverage of at least $2,000,000 (and aggregate coverage of $5,000,000) and naming Seller, Lessee and the property manager of Seller and/or Lessee (as applicable) as additional insureds; and (vii) not conduct any environmental investigations or testing other than a standard "Phase I" investigation, without the prior written consent of Seller, which Seller may withhold in its sole and absolute discretion. All inspection rights under this
Section 2.1 shall be subject to the rights of Lessee under the Leases. To facilitate Buyer's investigation of the Properties, Buyer acknowledges that Seller has delivered to Buyer prior to the date hereof the documents with respect to the Properties, described on Exhibit H attached hereto.
                                        ---------

             2.2   No Liens Permitted. Nothing contained in this Agreement shall
                   ------------------
be deemed or construed in any way as constituting the consent or request of Seller, express or implied by inference or otherwise, to any party for the performance of any labor or the furnishing of any materials to the Properties or any part thereof, nor as giving Buyer any right, power or authority to contract for or permit the rendering of any services or the furnishing of any materials that would give rise to the filing of any liens against the Properties or any part thereof. Buyer agrees to promptly cause the removal of, and indemnify, defend and hold Seller harmless with respect to, any mechanic's or similar lien filed against the Properties or any part thereof by any party performing any labor or services at the Properties at Buyer's request or supplying any materials to the Properties at Buyer's request.

             2.3   Buyer's Right of Termination. If Buyer determines that it is
                   ----------------------------
not satisfied with the Properties and all matters relating thereto as a result of Buyer's inspection, Buyer shall have the right to terminate this Agreement, for any reason whatsoever, by giving Seller written notice (the "Termination Notice") at any time prior to 2:00 p.m. Eastern Standard Time on March 29, 2002. The period from the date hereof to 2:00 p.m. Eastern Standard Time on March 29, 2002, is referred to herein as the "Inspection Period". Upon giving the Termination Notice, this Agreement shall immediately terminate (except for the indemnity obligations of Buyer to Seller under this Agreement in Section 2.1
                                                                 -----------
which shall survive termination of this Agreement and the indemnity obligations of the Parties under Section 8.2 which shall survive the termination of this Agreement) and the Deposit shall be returned to Buyer, as Buyer's sole and exclusive remedy. Except as may otherwise be expressly provided in this Agreement, Buyer shall be deemed to have consented to every fact, item and condition relating to the Properties if a Termination Notice is not delivered by Buyer prior to the expiration of the Inspection Period. Buyer's failure to deliver the Termination Notice prior to the expiration of the Inspection Period shall be deemed a waiver of Buyer's right to terminate this Agreement under this
Section 2.3 or by reason of the physical condition of the Properties or any other matter whatsoever relating to the Properties.

             2.4   Survival. The provisions of this Section 2 shall survive
                   --------
termination of this Agreement or the Closing, as the case may be, for a period of twelve (12) months; provided, however, that any indemnity set forth in this
Section 2 shall survive the termination of this Agreement or the Closing, as the case may be, without any such limitation.

                                    SECTION 3

               REPRESENTATIONS, WARRANTIES AND COVENANTS OF SELLER
               ---------------------------------------------------

             3.1   Representations and Warranties of Seller. Seller hereby
                   ----------------------------------------
represents and warrants to Buyer as of the date of this Agreement as follows:

             (a)   Organization and Good Standing of Seller. Seller is a
                   ----------------------------------------
corporation duly organized, validly existing and in good standing under the laws of the State of Delaware.

             (b)   Organization and Good Standing of Companies. Each of the
                   -------------------------------------------
Companies is a limited liability company, duly organized, validly existing and in good standing under the laws of the State of Delaware and is qualified to do business in the State of Michigan. Seller has provided to Buyer true and correct copies of the Certificates and the Operating Agreements, in each case, including all amendments, as currently in full force and effect.

             (c)   Validity. Seller has the power, capacity and authority to
                   --------
enter into this Agreement, the Membership Assignment and the Lessor Parent Assignment and to sell the Membership Interests in accordance with the terms hereof and to perform Seller's obligations hereunder and thereunder. This Agreement has been (and each of the Membership Assignment and the Lessor Parent Assignment, upon the Closing, will be) duly authorized by all necessary action on the part of Seller and GECC and executed and delivered by Seller and constitutes (or will constitute, as the case may be) the legal, valid and binding obligation of Seller enforceable against Seller in accordance with its terms, except as the enforceability thereof may be limited by (i) bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally or (ii) by general equitable principles regardless of whether considered in a proceeding in equity or at law. No other proceedings on the part of Seller or GECC are necessary to authorize the execution, delivery and performance of this Agreement by Seller and GECC.

             (d)   Consents. No consent, approval, order or authorization of, or
                   --------
registration, qualification, or filing with any Person or governmental entity is required that has not been made or obtained in connection with the consummation of the transactions contemplated by this Agreement.

             (e)   No Conflict. The execution, delivery and performance of this
                   -----------
Agreement, and the consummation of the transactions contemplated hereby, will not result in (a) any violation or be in conflict with or constitute, with or without the passage of time or giving of notice, either a breach or default under, (i) any provision of the certificate of incorporation or by-laws of Seller, (ii) the Certificates or Operating Agreements, (iii) any instrument, judgment, order, writ, decree or agreement to which Seller is, or the Companies are, a party or by which they or any of them are bound, or (iv) to the knowledge of Seller, any provision of any federal or state statute, rule or regulation applicable to Seller or the Companies or (b) an event that results in the creation of any lien upon any assets of Seller or the Companies.

             (f)   Title to Membership Interests. Seller is the sole record and
                   -----------------------------
beneficial owner of all of the Membership Interests, free and clear of any liens, claims, charging orders or encumbrances of any kind or nature (including any restrictions on the right to vote, assign or otherwise transfer such Membership Interests), and, subject to the terms and conditions of this Agreement, Seller will transfer and deliver to Buyer at Closing good and valid title to the Membership Interests free and clear of such limitations or restrictions. The Membership Interests constitute all outstanding membership interests in the Companies, and there are no outstanding options, warrants or other rights that would entitle any Person or entity to acquire any interest in the Companies. All such Membership Interests have been duly authorized and validly issued, are fully paid and, except as may be expressly set forth in the Certificates or Operating Agreements, have no requirement for the owner thereof to make additional contributions to, or be liable for obligations of, the Companies.

             (g)   Kalamazoo Property. Since the date of Kalamazoo LLC's
                   ------------------
acquisition of the Kalamazoo Property, Kalamazoo LLC has not granted or otherwise created or consented to the creation of any easement, restriction, lien, assessment, or encumbrance respecting the Kalamazoo Property other than the Kalamazoo Lease.

             (h)   Farmington Property. Since the date of Farmington LLC's
                   -------------------
acquisition of the Farmington Property, Farmington LLC has not granted or otherwise created or consented to the creation of any easement, restriction, lien, assessment, or encumbrance respecting the Farmington Property other than the Farmington Lease.

             (i)   Title Policies. No claims have been made by Seller or the
                   --------------
Companies under either of the Title Policies, and to the Seller's knowledge, (i) the Title Policies are in full force and effect, and (ii) neither Seller nor the Companies have acted or failed to act in any manner that would impair the coverage under the Title Policies.

             (j)   Assets; Liabilities. Since their formation, neither of the
                   -------------------
Companies have acquired any assets other than any contributions made to the Companies by Seller, the Properties and personal property and rights incidental thereto, the Companies' interest in the Certificates, the Operating Agreements and the Leases and any payments made to the Companies under such agreements, including, without limitation, rent under the Leases. The Companies have no subsidiaries and own no interests in any other entity. Except as disclosed to Buyer in this Agreement, since the Companies' formation, neither of the Companies have incurred any obligation or liability, including, without limitation, any contingent liabilities, other than those arising under the Certificates, the Operating Agreements, the Leases and those arising solely by reason of the Companies' acquisition and ownership of the Properties such as covenants, conditions and restrictions which burden the Properties. Seller does not own any assets relating or with respect to the Properties or the Companies other than the Membership Interests.

             (k)   Litigation. Neither the Seller nor any of the Companies have
                   ----------
been served with any litigation or administrative proceeding and, to Seller's knowledge, there is no pending or threatened litigation, arbitration, mediation or administrative proceedings affecting Seller, the Companies or the Properties. Neither the Seller nor any of the Companies are a party or subject to the provisions of any order, writ, injunction, judgment or decree of any court or other governmental entity, and there is no action, suit or proceeding initiated by Seller or any of the Companies currently pending.

             (l)   Taxes. The Companies have not been required to file any
                   -----
income or franchise tax returns or to pay any income or franchise taxes (other than any fees or costs paid in order to qualify to do business in the State of Michigan). Each Company since the date of its formation has been classified as a "disregarded entity" within the meaning of Treasury Regulation Section 301.7701-2(a). Neither the Seller nor the Companies are delinquent on any Taxes imposed on Seller or the Companies. Neither of the Companies has waived any statute of limitations in respect of Taxes or agreed to any extension of time with respect to any Taxes (including any deficiency). The Companies do not have any liability, either individually or on a joint and several basis with Seller or General Electric Capital Corporation, arising under the Employee Retirement Income Security Act of 1974.

             (m)   Copies of Reports. All environmental, engineering, title and
                   -----------------
appraisal reports (collectively, the "Reports") delivered to Buyer by Seller are true and complete copes of the reports received by Seller from the issuers of such reports.

             (n)   No Notices. Except as disclosed in the Reports, to Seller's
                   ----------
knowledge, neither Seller nor the Companies have received any written notice of
(i) any pending or threatened condemnation, taking or similar proceeding affecting the Properties or any portion thereof, (ii) any pending public improvements in or about any portion of the Properties which could result in a special assessment or any reassessments against or affecting the Properties, or
(iii) any building code, zoning or environmental law violation by the Companies or the Properties.

             (o)   Leases and Tenants. Seller has delivered to Buyer true and
                   ------------------
complete copies of the Leases. Except for the Leases, the Companies have not entered into and, to Seller's knowledge, there exist no other occupancy agreements, leases, lettings or tenancies in effect which will affect the Properties after Closing. None of the Companies' interest in the Leases or of the Companies' right to receive rent payable by Lessee has been assigned, conveyed, pledged or in any manner encumbered by the Companies.

             (p)   Leases - Default. No default with respect to the payment of
                   ----------------
Basic Rent (as defined in the Leases) under the Leases has occurred, and to Seller's knowledge, there are no existing or uncured other defaults by the Lessee under the Leases.

             (q)   Leases - Commissions. No rental, lease, or other commissions
                   --------------------
with respect to the Leases are payable to any third party whatsoever.

             (r)   Warranties and Guaranties. To Seller's knowledge, attached
                   -------------------------
hereto as Exhibit I is a complete and accurate list and description of all of
          ---------
the warranties and guaranties of contractors, vendors, manufacturers and other parties in effect and related to the Properties (other than any such warranties or guaranties that are in favor of Lessee). Seller has heretofore provided Purchaser with complete and accurate copies of all such warranties and guaranties listed on Exhibit I.
                     ---------

             (s)   No Other Agreements. Except for the agreements described on
                   -------------------
Exhibit M, the Leases and the exceptions set forth in the Existing Title
---------
Policies, the Companies have not entered into or assumed any other leases, service contracts, management agreements, or other contracts or agreements, oral or written, that grant to any Person whomsoever any right, title, interest or benefit in or to all or any part of the Properties, any rights to acquire all or any part of the Properties or any rights relating to the use, operation, management, maintenance, or repair of all or any part of the Properties.

             (t)   Proceedings Affecting Access. To Seller's knowledge, neither
                   ----------------------------
Seller nor the Companies have received written notice of any pending or threatened proceedings that could have the effect of impairing or restricting access between the Properties and adjacent public roads.

             (u)   No Roll-Back Taxes. To the Seller's knowledge, the Properties
                   ------------------
have not been classified under any designation authorized by law to obtain a special low ad valorem tax rate or to receive a reduction, abatement or deferment of ad valorem taxes which, in such case, will result in additional, catch-up or roll-back ad valorem taxes in the future in order to recover the amounts previously reduced, abated or deferred.

             (v)   No Assessments. To Seller's knowledge, other than real
                   --------------
property ad valorem taxes, neither Seller nor the Companies have received written notice of any assessments that have been made against the Properties that are unpaid, whether or not they have become liens, and no impact fees or similar charges or sums are payable as a result of the construction of the Kalamazoo Improvements or the Farmington Improvements.

             (w)   Surveys. Seller has heretofore delivered to Buyer the most
                   -------
current boundary and "as-built" surveys of the Properties in the possession or control of Seller.

             (x)   No Liens. All contractors, subcontractors, and other persons
                   --------
or entities furnishing work, labor, materials, or supplies at the request of the Companies or Seller for the Properties have been paid in full.

             (y)   Bankruptcy. Seller is solvent and has not made a general
                   ----------
assignment for the benefit of creditors nor been adjudicated a bankrupt or insolvent, nor has a receiver, liquidator, or trustee for any of Seller's properties (including the Membership Interests) been appointed or a petition filed by or against Seller for bankruptcy, reorganization, or arrangement pursuant to the Federal Bankruptcy Act or any similar Federal or state statute, or any proceeding instituted for the dissolution or liquidation of Seller.

             (z)   Employees. At no time has either of the Companies employed
                   ---------
any persons as employees (whether on a full-time, part-time or temporary basis) or independent contractors. At no time have either of the Companies been party to, subject to the terms of, responsible for liabilities of, maintained, contributed to or been required to contribute to any "Benefit Arrangement." The term "Benefit Arrangement" shall mean any employment, severance or similar contract or arrangement (whether or not written) or any plan (specifically including, but not limited to, any "employee benefit plan," as defined in
Section 3(3) of ERISA, and any "group health plan," as defined in Section 5000(b)(1) of the Internal Revenue Code), policy, fund, program or contract or arrangement (whether or not written) providing for compensation, bonus, profit-sharing, stock option, employee stock purchase plan (as that term is defined in Section 423 of the Internal Revenue Code), or other stock related rights or other forms of incentive or deferred compensation, vacation benefits, insurance coverage (including any self-insured arrangements), health or medical benefits, disability benefits, workers' compensation, supplemental unemployment benefits, severance benefits and post-employment or retirement benefits (including compensation, pension, health, medical or life insurance or other benefits). No Person serving as officer, manager, director or in any other similar capacity of either Company is entitled to any form of compensation or other benefits (including benefits pursuant to a Benefit Arrangement) from the Companies.

             (aa)  Seller Not a Foreign Person. Seller is not a "foreign person"
                   ---------------------------
which would subject Purchaser to the withholding tax provisions of Section 1445 of the Internal Revenue Code of 1986, as amended.

             (bb)  Ordinary Course of the Business. Each Company has operated
                   -------------------------------
its business in the ordinary course, and since the acquisition of the Properties by the Companies:

                   (i) to Seller's knowledge, there has been no destruction or loss of or to any of the assets or properties of any Company;

                   (ii) there has been no sale, transfer or other disposition of any material asset or properties of any Company;

                   (iii) there has been no amendment, termination or waiver of any right of any Company under any contract or agreement or governmental license, permit or authorization;

                   (iv) Except as disclosed in the Existing Title Policies and except for the Leases, there has been no mortgage, lien, security interest, pledge, hypothecation or other encumbrance created by the Companies on or in any of the Properties or assumed by any Company with respect to any of its assets; and

                   (v) No Company has made or committed to make any capital expenditures.

             (cc)  Compliance with Laws. To Seller's knowledge, each Company has
                   --------------------
complied with all statutes, laws, rules, regulations, orders, decrees and ordinances applicable to it or the operation of the Properties (collectively, the "Laws"). Neither Seller nor any Company has received any written notice alleging any such violations of Laws.

             (dd)  Absence of Certain Payments. Neither Seller, or any director,
                   ---------------------------
officer, manager, agent, employee or other Person acting on behalf of Seller, nor any Company, or any officer, manager, agent or other Person acting on behalf of any Company, has directly or indirectly, made contributions, gifts, or payments relating to any political activity or solicitation of business which was prohibited by law or, on behalf of Seller or any Company, made any direct or indirect unlawful payment to any governmental official or employee or established or maintained any unlawful or unreported funds. Neither Seller nor any Company, or any officer, manager, agent or other Person acting on behalf of any Company, has accepted or received any unlawful contribution, payment, gift, entertainment or expenditure.

             (ee)  Certificates. To Seller's knowledge, Seller has heretofore
                   ------------
provided Buyer with complete and accurate copies of all such certificates of occupancy, licenses and permits related to the Properties and which are in the possession or control of Seller, and to Seller's knowledge, each of the Companies is in compliance with the terms of such licenses, permits and approvals.

             All references in this Section 3.1 or elsewhere in this Agreement and/or in any other document or instrument executed by Seller in connection with or pursuant to this Agreement, to "Seller's knowledge", "Seller's actual knowledge", "to the knowledge of Seller" and words of similar import shall refer solely to facts within the actual knowledge (without independent investigation or inquiry) of Cathleen Crowley, Stephen Benko, Kevin Korsh, Kathleen Fanning and Vickie Cottrell, and shall not be construed to refer to the knowledge of any other employee, officer, director, shareholder or agent of Seller or any affiliate of Seller, and shall in no event be deemed to include imputed or constructive knowledge. Buyer acknowledges that Seller has owned its interest in the Companies and that the Companies have owned the Properties since approximately October 26, 2001 and thus that Seller's knowledge regarding the Properties is limited.

             At Closing, Seller shall represent and warrant to Buyer that all such representations and warranties of Seller in this Agreement remain true and correct as of the date of the Closing, except for any changes in any such representations or warranties that occur and are disclosed by Seller to Buyer expressly and in writing at any time and from time to time prior to Closing, which disclosures shall thereafter be updated by Seller to the date of Closing.

             3.2   Covenants of Seller. Seller hereby covenants for the benefit
                   -------------------
of Buyer that during the term of this Agreement:

             (a)   Amendments to Agreements. Except with Buyer's prior written
                   ------------------------
consent, neither Seller nor the Companies will agree to any amendment or modification of, any supplement to, or any termination or surrender of, or any waiver of any rights of the Companies under, any of the Certificates, the Operating Agreements, Existing Title Exceptions or the Leases.

             (b)   Rents. Neither Seller nor the Companies shall accept any
                   -----
payment of rent under the Leases more than thirty (30) days in advance of the due date.

             (c)   Consents and Approvals. Except with Buyer's prior written
                   ----------------------
consent, neither Seller nor the Companies will grant or withhold any consent or approval right in favor of either Company under the applicable Lease or commence any action against Lessee, provided, however, that Seller shall have the right to grant any such consent or approval or take any such action in its reasonable discretion if Buyer fails to respond to Seller's request for Buyer's consent by the earlier of five (5) days after request from Buyer or the date one day before the deadline for either Company's response under the applicable Lease. Seller shall provide Buyer with a copy of any request for consent or approval under either Lease within one (1) business day of receipt by either Company of such request.

             (d)   Cooperation. Seller shall cooperate with Buyer in its
                   -----------
acquisition of the Membership Interests, including, without limitation, allowing Buyer access to the Properties, subject to the rights of Lessee under the Leases, provided, that nothing contained herein shall obligate Seller to incur any cost or expense for which it is not expressly liable under the other provisions of this Agreement. Furthermore, nothing in this Agreement shall obligate Seller to take any action against Lessee under the Leases for Seller's refusal to allow access or to execute any document requested of Seller under this Agreement.

             (e)   Ordinary Course of Business. During the term of this
                   ---------------------------
Agreement Seller shall operate the Companies in the ordinary course of business consistent with past practice and shall use its commercially reasonable efforts to preserve intact the Companies and their business relationships, and Seller shall not permit the Companies to undertake any business activity other than the ownership of the Properties or enter into any other contracts or agreements or assume or incur any additional obligation or indebtedness, and Seller shall cause the Companies to perform and discharge all of the duties and obligations and comply with the covenants and agreements of the landlord or lessor under the Leases in the manner and within the time limits required thereunder. In addition, during the term of this Agreement, Seller shall not permit the Companies or any of their respective officers, managers, representatives or agents to:

                   (i) issue or agree to issue any additional membership interests;

                   (ii) merge or consolidate with any other Person or acquire any assets outside of the normal operation of the Properties;

                   (iii) sell, lease, license or otherwise dispose of any assets or property;

                   (v)    cancel any debts or waive any claims or rights; or

                   (vi)   agree or commit to do any of the foregoing.

             (f)   Further Encumbrance. Except with Buyer's prior written
                   -------------------
consent, neither Seller nor the Companies shall grant or otherwise create or consent to the creation of any easement, restriction, lien, assessment or encumbrance respecting any of the Properties or any of the Membership Interests.

             (g)   Employees. Seller shall not allow the Companies to: (i) enter
                   ---------
into any agreement with any person, labor union, or association regarding the employment of persons for either Company, (ii) institute or adopt any Benefit Arrangement, (iii) hire any persons as employees, or (iv) enter into any agreement or Benefit Arrangement with any person serving as an officer, manager, director, member or in any other similar capacity of either Company.

             (h)   No Action. Neither Seller nor any Company will knowingly
                   ---------
take, or agree or commit to take, any action that would make any representation or warranty of the Seller hereunder inaccurate in any respect at or prior to the Closing Date.

             (i)   Estoppel Certificates. Seller shall use good faith, diligent
                   ---------------------
efforts to obtain (i) the Estoppel Certificate executed by Arboretum Office Park Association and Arboretum Development Limited Partnership, and (ii) the Estoppel Certificate executed by Kalamazoo Valley Education and Office Park Condominium Association, in the forms set forth on Exhibit J attached hereto without any
                                       ---------
material deviations.

             (j)   Taxes. Seller acknowledges and agrees that Seller shall be
                   -----
responsible for (i) the payment of all Taxes of the Companies attributable to Seller's period of ownership of the Membership Interests (other than any such Taxes that are the responsibility of Lessee under the Leases) and (ii) the filing of all Tax Returns related to the Taxes described in the preceding clause
                                                                          ------
(i) for any period as to which the Tax Returns are required to be filed prior to
---
the Closing.

             3.3   Seller's Indemnity Seller hereby agrees to indemnify,
                   ------------------
protect, defend, save and hold harmless Buyer from and against any and all debts, duties, obligations, liabilities, suits, claims (including any claim for damage to property or injury to or death of any persons), demands, liens, encumbrances, causes of action, damages, losses, fees and expenses (including, without limitation, attorneys' fees and expenses and court costs) (all of the foregoing, collectively, "Claims") in any way relating to, or in connection with or arising out of:

                   (a) any breach by Seller of any of its representations, warranties or covenants set forth herein;

                   (b) any act or omission of Seller or the Companies occurring prior to the Closing (other than for any Claim related thereto which (i) is the responsibility or obligation of Lessee under the Leases; (ii) arises out of Buyer's inspection of the Properties; or (iii) would be covered by any insurance policy that Lessee is required to maintain under the Leases; provided that the
                                                             --------
insurer under such policy has not (y) denied liability under the insurance policy or (z) accepted defense of such Claim with reservation of its rights against the applicable Company and ultimately denies liability due to an exclusion under the insurance policy; provided, further, that if either of the
                                      -----------------
events in clauses (y) or (z) above should occur, then Buyer will cooperate with Seller in exercising the rights of the Company with respect to any such denial of liability);

                   (c) any personal or bodily injury or death or property damage occurring prior to Closing at or in respect of any of the Properties (other than for any Claim related thereto which (i) is the responsibility or obligation of Lessee under the Leases; (ii) arises out of Buyer's inspection of the Properties; or (iii) would be covered by any insurance policy that Lessee is required to maintain under the Leases; provided that the insurer under such
                                       --------
policy has not (y) denied liability under the insurance policy or (z) accepted defense of such Claim with reservation of its rights against the applicable Company and ultimately denies liability due to an exclusion under the insurance policy; provided, further, that if either of the events in clauses (y) or (z)
        -----------------
above should occur, then Buyer will cooperate with Seller in exercising the rights of the Company with respect to any such denial of liability); or

               (d) any breach by Seller of its obligations as "Lessor Parent" under Article XXI of the Leases prior to the Closing.

          Notwithstanding anything to the contrary set forth herein, no Claim under Section 3.3(d) may be brought to the extent such Claim arises by reason of
      --------------
a breach of Buyer's obligations under Section 4.2(d) or a breach of Buyer's
                                      --------------
representation and warranty under Section 4.1(f).
                                  --------------

          The provisions of this Section 3.3 and Section 3.6 below shall survive
                                 -----------     -----------
the Closing until the expiration of any statute of limitations; provided,
                                                                --------
however, the provisions of Section 3.3(a) and the provisions of clauses (i) and
-------                    --------------                       -----------
(iii) of Section 3.6 (regarding the "Joint and Several Representations" and the
-----    -----------
"Joint and Several Indemnity") shall automatically expire with respect to indemnification for breach of any of the representations and warranties of Seller on the same respective dates that such representations and warranties shall expire as set forth in Section 3.5 below.
                             -----------

          3.4  Distributions. Nothing contained herein shall prevent or impair
               -------------
Seller's rights to cause the Companies to make distributions to Seller of any rental or other income received by the Companies from and after the date of this Agreement until Closing. Seller shall have no obligation to remit any such distributions to Buyer after the Closing. Seller agrees to cause the Companies to close at or before the Closing Date any bank accounts or other accounts with financial institutions opened in the name of the Companies prior to the Closing.

          3.5  Survival. The representations and warranties of Seller set forth
               --------
in Sections 3.1 (a) through (f), 3.1(j), 3.1(k), 3.1(l), 3.1(s) and 3.1(z) shall
   ----------------         ---  ------  ------  ------  ------     ------
survive the Closing until the expiration of any applicable statute of limitations. All other representations and warranties of Seller shall survive the Closing for a period of twelve (12) months following the Closing, except to the extent that a written notice of breach of any such representation or warranty has been given by Buyer to Seller prior to the expiration of such twelve (12) month period and any action to be brought in connection with such claimed breach is commenced on or prior to the date that is eighteen (18) months after the Closing Date.

          3.6  Joinder of GECC. GECC hereby agrees to be jointly and severally
               ---------------
liable with Seller for (i) Seller's breach of the Joint and Several Representations (as hereinafter defined), (ii) Claims with respect to any breach by Seller of any of the Joint and Several Covenants (as hereinafter defined), and (iii) the Joint and Several Indemnity (as hereinafter defined).

          (a)  Joint and Several Representations. The term "Joint and Several
               ---------------------------------
Representations" as used herein shall mean the representations and warranties of Seller set forth in Sections 3.1 (a) through (l), 3.1(o), 3.1(q), 3.1(s), 3.1(x)
                    ----------------         ---  ------  ------  ------  ------
through (aa), 3.1(bb)(ii), 3.1(bb)(iii), 3.1(bb)(v), 3.1(cc), 3.1(dd); provided,
        ----  -----------  ------------  ----------  -------  ------- ---------
however, that for purposes of the joinder of GECC under this Section 3.6, the
-------                                                      -----------
representations set forth in Sections 3.1(i) and 3.1(o) shall be deemed deleted
                             ---------------     ------
in their entirety and replaced with the following:

              "(i) Title Policies. No claims have been made by Seller or the
                   --------------
     Companies under either of the Title Policies, and to Seller's knowledge, neither Seller nor the Companies have acted or failed to act in any manner that would impair the coverage under the Title Policies."

              "(o) Leases and Tenants. Seller has delivered to Buyer true and
                   ------------------
     complete copies of the Leases. Except for the Leases, the Companies have not entered into and, to Seller's knowledge, there exist no other occupancy agreements, leases, lettings or tenancies entered into by the Companies in effect which will affect the Properties after Closing. None of the Companies' interest in the Leases or of the Companies' right to receive rent payable by Lessee has been assigned, conveyed, pledged or in any manner encumbered by the Companies."

               (b)  Joint and Several Covenants. The term "Joint and Several
                    ---------------------------
Covenants" as used herein shall mean the covenants of Seller set forth in Sections 3.2(a) through (c), 3.2(e) through (h) and 3.2(j).
---------------------------  ------------------     ------

               (c)  Joint and Several Indemnity. The term "Joint and Several
                    ---------------------------
ndemnity" as used herein shall mean the indemnity obligations of Seller set forth in Section 3.3; provided, however, that for purposes of the joinder of
         -----------  -----------------
GECC under this Section 3.6, the indemnity obligation set forth in Sections
                -----------                                        --------
3.3(a) shall: (i) be limited to those representations and warranties defined as
------
the Joint and Several Representations above and (ii) be deemed deleted in its entirety and replaced with the following:

               "(a) any breach by Seller of its representations or warranties set forth herein;"

               (d)  Limitation of Liability. Notwithstanding anything to the
                    -----------------------
contrary set forth herein, GECC's liability under this Section 3.6 shall be
                                                       -----------
limited to the amount of the Purchase Price. This Section 3.6 shall not affect
                                                  -----------
the survival periods for the representations and warranties of Seller set forth in Section 3.5 hereof or the survival period set forth in Section 3.3 hereof.
   -----------                                            -----------

               (e)  Acknowledgement of Consideration. GECC hereby acknowledges
                    --------------------------------
and agrees that the sale of the Membership Interests to Buyer in accordance with this Agreement will benefit GECC, and GECC has joined in this Agreement for the purposes set forth in this Section 3.6 for good and valuable consideration, the
                           -----------
receipt and sufficiency of which are hereby acknowledged. GECC hereby consents to the sale and assignment of the Membership Interests to Buyer or its permitted assigns.

                                    SECTION 4

              REPRESENTATIONS AND WARRANTIES AND COVENANTS OF BUYER
              -----------------------------------------------------

               4.1  Representations and Warranties of Buyer. Buyer hereby
                    ---------------------------------------
represents and warrants to Seller as of the date of this Agreement as follows:

               (a) Organization and Good Standing. Buyer is a corporation duly
                   ------------------------------
organized, validly existing and in good standing under the laws of the State of Maryland.

               (b) Validity.  Buyer has the power, capacity and authority to
                   --------
enter into this Agreement, the Membership Assignment and the Lessor Parent Assignment and to purchase the Membership Interests in accordance with the terms hereof and to perform Buyer's obligations hereunder and thereunder. This Agreement has been (and each of the Membership Assignment and the Lessor Parent Assignment, upon the Closing, will be) duly executed and delivered by Buyer and constitutes (or will constitute, as the case may be) the legal, valid and binding obligation of Buyer enforceable against Buyer in accordance with its terms except as the enforceability thereof may be limited by (i) bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally or (ii) by general equitable principles regardless of whether considered in a proceeding in equity or at law.

               (c) Consents. No consent, approval, order or authorization of, or
                   --------
registration, qualification, or filing with any Person or governmental entity is required that has not been made or obtained in connection with the consummation of the transactions contemplated by this Agreement.

               (d) No Conflict. The execution, delivery and performance of this
                   -----------
Agreement, and the consummation of the transactions contemplated hereby, will not result in (a) any violation or be in conflict with or constitute, with or without the passage of time or giving of notice, either a default under, (i) any provision of the certificate of formation or operating agreement of Buyer, (ii) any instrument, judgment, order, writ, decree or agreement to which Buyer is a party or by which it is bound, or (iii) to the knowledge of Buyer, any provision of any federal or state statute, rule or regulation applicable to Buyer or (b) an event that results in the creation of any lien upon any assets of Buyer except, in each case, as would not result in a material adverse effect.

               (e) Investment. Buyer is not acquiring the Membership Interests
                   ----------
with a view to or for sale in connection with any distribution thereof within the meaning of the Securities Act of 1933, as amended (the "Securities Act"). Buyer acknowledges that the transfer of the Membership Interests may be restricted under the Securities Act and various state securities laws.

               (f) Buyer Location; Compliance with Article XXI of Lease. Buyer's
                   ----------------------------------------------------
chief executive office is located in the State of Georgia. Buyer is a U.S. Person, as defined in the Leases, and otherwise meets the requirements of each of paragraph (3) and paragraph (5) of Section 21.1(d) of the Leases.

               (g) No Representations. BUYER ACKNOWLEDGES THAT EXCEPT AS
                   ------------------
EXPRESSLY SET FORTH IN THIS AGREEMENT AND IN THE DOCUMENTS DELIVERED BY SELLER AT THE CLOSING, SELLER MAKES NO REPRESENTATIONS OR WARRANTIES, NOR SHALL IT BE DEEMED TO HAVE MADE, ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, AS TO THE VALUE, CONDITION, MERCHANTABILITY OR

FITNESS FOR USE FOR A PARTICULAR PURPOSE OF THE MEMBERSHIP INTERESTS OR OF ANY ASSET OF THE COMPANIES (INCLUDING, WITHOUT LIMITATION, THE PROPERTIES), AND BUYER IS PURCHASING THE MEMBERSHIP INTERESTS ON AN "AS IS," "WHERE IS" BASIS. EXCEPT AS EXPRESSLY SET FORTH IN THIS AGREEMENT AND IN THE DOCUMENTS DELIVERED BY SELLER AT THE CLOSING SELLER HAS NOT MADE, DOES NOT MAKE AND SPECIFICALLY NEGATES AND DISCLAIMS ANY REPRESENTATIONS, WARRANTIES, PROMISES, COVENANTS, AGREEMENTS OR GUARANTIES OF ANY KIND OR CHARACTER WHATSOEVER WITH RESPECT TO THE PROPERTIES, WHETHER EXPRESS OR IMPLIED, ORAL OR WRITTEN, PAST, PRESENT OR FUTURE, OF, AS TO, CONCERNING OR WITH RESPECT TO (i) THE VALUE, NATURE, QUALITY OR CONDITION OF THE PROPERTIES, INCLUDING, WITHOUT LIMITATION, THE WATER, SOIL AND GEOLOGY, (ii) ANY INCOME TO BE DERIVED FROM THE PROPERTIES, INCLUDING, WITHOUT LIMITATION, THE ECONOMICS OF THE LEASES, (iii) THE SUITABILITY OF THE PROPERTIES FOR ANY AND ALL ACTIVITIES AND USES WHICH BUYER MAY CONDUCT THEREON,
(iv) THE COMPLIANCE OF OR BY THE PROPERTIES OR ITS OPERATION WITH ANY LAWS, RULES, ORDINANCES OR REGULATIONS OF ANY APPLICABLE GOVERNMENTAL AUTHORITY OR BODY, (v) THE MANNER OR QUALITY OF THE CONSTRUCTION OR MATERIALS INCORPORATED INTO THE PROPERTIES, (vi) THE MANNER, QUALITY, STATE OF REPAIR OR LACK OF REPAIR OF THE PROPERTIES, (vii) COMPLIANCE WITH ANY ENVIRONMENTAL REQUIREMENTS (AS DEFINED BELOW), INCLUDING THE EXISTENCE IN, ON, UNDER, OR IN THE VICINITY OF THE PROPERTIES OF HAZARDOUS MATERIALS (AS DEFINED BELOW), (viii) ZONING TO WHICH THE PROPERTIES OR ANY PORTION THEREOF MAY BE SUBJECT, (ix) THE AVAILABILITY OF ANY UTILITIES TO THE PROPERTIES OR ANY PORTION THEREOF INCLUDING, WITHOUT LIMITATION, WATER, SEWAGE, GAS AND ELECTRIC, (x) USAGES OF ANY ADJOINING PROPERTIES, (xi) ACCESS TO THE PROPERTIES OR ANY PORTION THEREOF, (xii) THE VALUE, COMPLIANCE WITH THE PLANS AND SPECIFICATIONS, SIZE, LOCATION, AGE, USE, DESIGN, QUALITY, DESCRIPTION, DURABILITY, STRUCTURAL INTEGRITY, OPERATION, TITLE TO, OR PHYSICAL OR FINANCIAL CONDITION OF THE PROPERTIES OR ANY PORTION THEREOF, OR ANY INCOME, EXPENSES, CHARGES, LIENS, ENCUMBRANCES, RIGHTS OF CLAIMS ON OR AFFECTING OR PERTAINING TO THE PROPERTIES OR ANY PART THEREOF, (xiii) THE CONDITION OR USE OF THE PROPERTIES OR COMPLIANCE OF THE PROPERTIES WITH ANY OR ALL PAST, PRESENT OR FUTURE FEDERAL, STATE OR LOCAL ORDINANCES, RULES, REGULATIONS OR LAWS, BUILDING, FIRE OR ZONING ORDINANCES, CODES OR OTHER SIMILAR LAWS, (xiv) THE EXISTENCE OR NON-EXISTENCE OF UNDERGROUND STORAGE TANKS OR THE CONDITION THEREOF OR THE EXISTENCE OR STATUS OF ANY PERMITS THEREFOR,

(xv) ANY OTHER MATTER AFFECTING THE STABILITY OR INTEGRITY OF THE LAND OR IMPROVEMENTS, (xvi) THE POTENTIAL FOR FURTHER DEVELOPMENT OF THE PROPERTIES,
(xvii) THE EXISTENCE OF VESTED LAND USE, ZONING OR BUILDING ENTITLEMENTS AFFECTING THE PROPERTIES, OR (xviii) ANY OTHER MATTER WITH RESPECT TO THE PROPERTIES. ADDITIONALLY, NO PERSON ACTING ON BEHALF OF SELLER IS AUTHORIZED TO MAKE, AND BY EXECUTION HEREOF OF BUYER ACKNOWLEDGES THAT, EXCEPT AS EXPRESSLY SET FORTH HEREIN AND THE DOCUMENTS DELIVERED BY SELLER AT THE CLOSING, NO PERSON HAS MADE, ANY REPRESENTATION, AGREEMENT, STATEMENT, WARRANTY, GUARANTY OR PROMISE REGARDING THE PROPERTIES OR THE TRANSACTION CONTEMPLATED HEREIN; AND NO SUCH REPRESENTATION, WARRANTY, AGREEMENT, GUARANTY, STATEMENT OR PROMISE IF ANY, MADE BY ANY PERSON ACTING ON BEHALF OF SELLER SHALL BE VALID OR BINDING UPON SELLER UNLESS EXPRESSLY SET FORTH HEREIN OR IN THE DOCUMENTS TO BE DELIVERED BY SELLER AT THE CLOSING. EXCEPT FOR THE EXPRESS REPRESENTATIONS, WARRANTIES AND COVENANTS OF SELLER SET FORTH HEREIN OR IN THE DOCUMENTS TO BE DELIVERED BY SELLER AT THE CLOSING, BUYER FURTHER ACKNOWLEDGES AND AGREES THAT BUYER IS NOT RELYING ON ANY INFORMATION PROVIDED BY SELLER, INCLUDING, WITHOUT LIMITATION, THE REPORTS, AND AGREES TO ACCEPT THE MEMBERSHIP INTERESTS AT THE CLOSING AND WAIVE ALL OBJECTIONS OR CLAIMS AGAINST SELLER (INCLUDING, BUT NOT LIMITED TO, ANY RIGHT OR CLAIM OF CONTRIBUTION) ARISING FROM OR RELATED TO THE PROPERTIES OR TO ANY HAZARDOUS MATERIALS ON THE PROPERTIES OTHER THAN CLAIMS BASED UPON BREACH OF AN EXPRESS REPRESENTATION BY SELLER OR DEFAULT OF AN EXPRESS COVENANT OF SELLER SET FORTH HEREIN OR IN THE DOCUMENTS TO BE DELIVERED BY SELLER AT CLOSING. BUYER FURTHER ACKNOWLEDGES AND AGREES THAT ANY INFORMATION IN BUYER'S POSSESSION OR OTHERWISE PROVIDED TO BUYER WITH RESPECT TO THE PROPERTIES WAS OBTAINED FROM A VARIETY OF SOURCES AND THAT SELLER HAS NOT MADE ANY INDEPENDENT INVESTIGATION OR VERIFICATION OF SUCH INFORMATION AND MAKES NO REPRESENTATIONS AS TO THE ACCURACY, TRUTHFULNESS OR COMPLETENESS OF SUCH INFORMATION EXCEPT AS EXPRESSLY SET FORTH HEREIN AND IN THE DOCUMENTS TO BE DELIVERED BY SELLER AT THE CLOSING. SELLER SHALL NOT BE LIABLE FOR ANY VERBAL OR WRITTEN STATEMENT, REPRESENTATION OR INFORMATION PERTAINING TO THE PROPERTIES, OR THE OPERATION THEREOF, FURNISHED BY SELLER OR ANY REAL ESTATE BROKER, CONTRACTOR, AGENT, EMPLOYEE, SERVANT OR OTHER PERSON AND NOT SET FORTH HEREIN OR IN THE DOCUMENTS TO BE DELIVERED BY SELLER AT THE CLOSING. BUYER FURTHER ACKNOWLEDGES AND

AGREES THAT TO THE MAXIMUM EXTENT PERMITTED BY LAW, THE SALE OF THE MEMBERSHIP INTERESTS AS PROVIDED FOR HEREIN IS MADE ON AN "AS IS, WHERE IS" CONDITION AND BASIS WITH ALL FAULTS EXCEPT AS EXPRESSLY PROVIDED HEREIN OR IN THE DOCUMENTS TO BE DELIVERED BY SELLER AT CLOSING. IT IS UNDERSTOOD AND AGREED THAT THE MEMBERSHIP INTERESTS ARE SOLD BY SELLER AND PURCHASED BY BUYER SUBJECT TO THE FOREGOING AND THAT THE PURCHASE PRICE HAS BEEN ADJUSTED BY PRIOR NEGOTIATION TO REFLECT THAT THE MEMBERSHIP INTERESTS ARE SOLD BY SELLER AND PURCHASED BY BUYER SUBJECT TO THE FOREGOING. THE PROVISIONS OF THIS SECTION 4.1(g) SHALL SURVIVE
                                                 --------------
THE CLOSING OR ANY TERMINATION HEREOF.

             (h)  Hazardous Materials. "Hazardous Materials" shall mean any
                  -------------------   -------------------
substance which is or contains (i) any "hazardous substance" as now or hereafter defined in Section 101(14) of the Comprehensive Environmental Response, Compensation, and Liability Act of 1980 (42 U.S.C. (S)9601 et seq.) ("CERCLA") or any regulations promulgated under CERCLA; (ii) any "hazardous waste" as now or hereafter defined in the Resource Conservation and Recovery Act (42 U.S.C.
(S)6901 et seq.) ("RCRA") or regulations promulgated under RCRA; (iii) any substance regulated by the Toxic Substances Control Act (15 U.S.C. (S)2601 et seq.); (iv) gasoline, diesel fuel, or other petroleum hydrocarbons; (v) asbestos and asbestos containing materials, in any form, whether friable or non-friable;
(vi) polychlorinated biphenyls; (vii) radon gas; and (viii) any additional substances or materials which are now or hereafter classified or considered to be hazardous or toxic under Environmental Requirements (as hereinafter defined) or the common law, or any other applicable laws relating to the Properties. Hazardous Materials shall include, without limitation, any substance, the presence of which on the Properties, (A) requires reporting, investigation or remediation under Environmental Requirements; (B) causes or threatens to cause a nuisance on the Properties or adjacent property or poses or threatens to pose a hazard to the health or safety of persons on the Properties or adjacent property; or (C) which, if it emanated or migrated from the Properties, could constitute a trespass.

             (i)  Environmental Requirements. "Environmental Requirements" shall
                  --------------------------   --------------------------
mean all laws, ordinances, statutes, codes, rules, regulations, agreements, judgments, orders, and decrees, now or hereafter enacted, promulgated, or amended, of the United States, the states, the counties, the cities, or any other political subdivisions in which the Properties are located, and any other political subdivision, agency or instrumentality exercising jurisdiction over the owner of the Properties, the Properties, or the use of the Properties, relating to pollution, the protection or regulation of human health, natural resources, or the environment, or the emission, discharge, release or threatened release of pollutants, contaminants, chemicals, or industrial, toxic or hazardous substances or waste or Hazardous Materials into the environment (including, without limitation, ambient air, surface water, ground water or land or soil).

             4.2  Covenants of Buyer. Buyer hereby agrees to indemnify, protect,
                  ------------------
defend, save and hold harmless Seller from and against any and all Claims in any way relating to, or in connection with or arising out of (i) Buyer's occupation, ownership, leasing, use, operation, maintenance and management of the Properties, the Companies or the Membership Interests arising after the Closing (including, without limitation, (A) any breach by the Companies of any of their obligations under the Certificates, the Operating Agreements or the Leases after the Closing, (B) any breach by Buyer of the Certificates or the Operating Agreements, (C) any act or omission of the Companies or Buyer after the Closing, or (D) any breach by the Buyer of its obligations as "Lessor Parent" under
Article XXI of the Leases after the Closing), except to the extent any such Claim is due to Seller's acts or negligence occurring during Seller's period of ownership of the Membership Interests, or (ii) any breach by Buyer of any of its representations, warranties or covenants set forth herein. Buyer acknowledges and agrees that Buyer shall be responsible for (y) the payment of all Taxes of the Companies attributable to Buyer's period of ownership of the Membership Interests (other than any such Taxes that are the responsibility of Lessee under the Leases) and (z) the filing of all Tax Returns related to the Taxes described in the preceding clause (y) for any period after the Closing as to which the Tax
                 ----------
Returns are required to be filed. The provisions of this Section 4.2 shall
                                                         -----------
survive the Closing or any termination hereof.

             4.3   BUYER'S WAIVER AND RELEASE. EXCEPT FOR THE EXPRESS
                   --------------------------
REPRESENTATIONS, WARRANTIES AND COVENANTS OF SELLER AND GECC SET FORTH HEREIN OR IN THE DOCUMENTS DELIVERED AT CLOSING, AS PART OF BUYER'S AGREEMENT TO PURCHASE AND ACCEPT THE MEMBERSHIP INTERESTS "AS-IS WHERE-IS", AND NOT AS A LIMITATION ON SUCH AGREEMENT, BUYER HEREBY UNCONDITIONALLY AND IRREVOCABLY WAIVES ANY AND ALL ACTUAL OR POTENTIAL RIGHTS BUYER MIGHT HAVE AGAINST SELLER REGARDING ANY FORM OF WARRANTY, EXPRESS OR IMPLIED, OF ANY KIND OR TYPE, RELATING TO THE MEMBERSHIP INTERESTS AND THE PROPERTIES OR ANY OF THE MATTERS REFERRED TO IN SECTION
                                                                  -------
4.1(h). SUCH WAIVER IS ABSOLUTE, COMPLETE, TOTAL AND UNLIMITED IN ANY WAY,
------
EXCEPT WITH RESPECT TO THE RIGHTS OF BUYER UNDER THIS AGREEMENT FOR THE BREACH BY SELLER OF ANY OF THE REPRESENTATIONS, WARRANTIES OR COVENANTS OF SELLER SET FORTH HEREIN OR IN THE DOCUMENTS DELIVERED AT CLOSING BY SELLER. SUCH WAIVER INCLUDES, BUT IS NOT LIMITED TO, A WAIVER OF EXPRESS WARRANTIES, (EXCEPT FOR THE EXPRESS REPRESENTATIONS, WARRANTIES AND COVENANTS OF SELLER SET FORTH HEREIN OR IN THE DOCUMENTS DELIVERED AT CLOSING BY SELLER) IMPLIED WARRANTIES, WARRANTIES OF FITNESS FOR A PARTICULAR USE, WARRANTIES OF MERCHANTABILITY, WARRANTIES OF HABITABILITY, STRICT LIABILITY RIGHTS, AND CLAIMS, LIABILITIES, DEMANDS OR CAUSES OF ACTION OF EVERY KIND AND TYPE, WHETHER STATUTORY, CONTRACTUAL OR UNDER TORT PRINCIPLES, AT LAW OR IN EQUITY, INCLUDING, BUT NOT LIMITED TO, CLAIMS REGARDING DEFECTS WHICH MIGHT HAVE BEEN DISCOVERABLE, CLAIMS REGARDING DEFECTS WHICH WERE NOT OR ARE NOT DISCOVERABLE, PRODUCT LIABILITY CLAIMS, PRODUCT

LIABILITY TYPE CLAIMS, ALL OTHER EXTANT OR LATER CREATED OR CONCEIVED OF STRICT LIABILITY OR STRICT LIABILITY TYPE CLAIMS AND RIGHTS, AND ANY CLAIMS UNDER CERCLA; PROVIDED, HOWEVER, THAT SUCH WAIVER DOES NOT INCLUDE A WAIVER FOR THE
        --------  -------
BREACH BY SELLER OF ANY OF SELLER'S EXPRESS REPRESENTATIONS, WARRANTIES OR COVENANTS SET FORTH HEREIN OR IN THE DOCUMENTS DELIVERED AT CLOSING BY SELLER. EFFECTIVE UPON THE CLOSING DATE, AND TO THE FULLEST EXTENT PERMITTED BY LAW, BUYER HEREBY RELEASES, DISCHARGES AND FOREVER ACQUITS SELLER AND EVERY ENTITY AFFILIATED WITH SELLER, ITS SHAREHOLDERS, MEMBERS, OFFICERS, DIRECTORS, EMPLOYEES, AGENTS, ATTORNEYS, ACCOUNTANTS, PARTNERS AND INDEPENDENT CONTRACTORS AND THE SUCCESSOR OF EACH AND EVERY ONE OF THEM (COLLECTIVELY, THE "SELLER PARTIES") FROM ALL CAUSES OF ACTION, CLAIMS, DEMANDS, DEBTS, CONTROVERSIES, DAMAGES, LIABILITIES, OBLIGATIONS, COSTS, LOSSES AND EXPENSES WHICH BUYER HAS SUFFERED OR MAY SUFFER OR INCUR RELATING TO THE MEMBERSHIP INTERESTS OR THE PROPERTIES EXCEPT TO THE EXTENT ARISING UNDER OR PURSUANT TO THIS AGREEMENT OR UNDER OR PURSUANT TO THE DOCUMENTS DELIVERED AT CLOSING BY SELLER. AS PART OF THE PROVISIONS OF THIS SECTION 4.3, BUT NOT AS A LIMITATION THEREON, BUYER
                       -----------
HEREBY AGREES THAT THE MATTERS RELEASED HEREIN ARE NOT LIMITED TO MATTERS WHICH ARE KNOWN OR DISCLOSED AND INCLUDES UNKNOWN CAUSES OF ACTION, CLAIMS, CONTROVERSIES, DAMAGES, LIABILITIES, COSTS, LOSSES AND EXPENSES AND BUYER HEREBY WAIVES ANY AND ALL RIGHTS AND BENEFITS WHICH IT NOW HAS, OR IN THE FUTURE MAY HAVE CONFERRED UPON IT, BY VIRTUE OF THE PROVISIONS OF FEDERAL, STATE OR LOCAL LAW, RULES OR REGULATIONS. THE PROVISIONS OF THIS SECTION 4.3 ARE MATERIAL AND
                                                  -----------
INCLUDED AS A MATERIAL PORTION OF THE CONSIDERATION GIVEN TO SELLER BY BUYER IN EXCHANGE FOR SELLER'S PERFORMANCE HEREUNDER. THE PROVISIONS OF THIS SECTION 4.3
                                                                    -----------
SHALL SURVIVE THE CLOSING OR ANY TERMINATION HEREOF.

             SELLER AND BUYER HAVE EACH INITIALED THIS SECTION 4.3 TO FURTHER
                                                       -----------
INDICATE THEIR AWARENESS AND ACCEPTANCE OF EACH AND EVERY PROVISION HEREOF.

BUYER'S INITIALS:[ILLEGIBLE]                      SELLER'S INITIALS:[ILLEGIBLE]
                 -----------                                        -----------

                                    SECTION 5

                               CLOSING CONDITIONS
                               ------------------

             The Closing of the purchase and sale of the Membership Interests is subject to the following conditions:

             5.1   Buyer's Closing Conditions. Buyer's obligation to acquire the
                   --------------------------
Membership Interests is subject to the satisfaction of the following conditions or waiver thereof in writing by Buyer:

             (a) The representations and warranties of Seller under this Agreement shall be true and correct in all material respects as of the date of the Closing, as if made thereon.

             (b) The performance by Seller of its covenants and obligations under this Agreement.

             (c) The delivery to Buyer of tenant estoppel certificates executed by Lessee in the form of Exhibit B attached hereto without any material
                                  ---------
deviations. Seller agrees to use commercially reasonable, good faith efforts to obtain such tenant estoppel certificates.

             (d) The delivery to Buyer of resignation letters and releases as contemplated herein from any Person nominated by Seller who serves as an officer, manager, director or in any other similar capacity of either Company and releases from the Seller as to its indemnification by the Companies pursuant to the Operating Agreements.

             (e)   The delivery to Buyer of the Non-Foreign Affidavit.

             (f) The condition of title to the Properties shall not be impaired relative to its state as of the date of execution of this Agreement.

             (g) Execution, concurrently with the Closing, of amendments to the Leases (the "Amendments") that, inter alia, modify the rent structure during
                                    ----- ----
the extended terms of the Leases. The Amendments shall be otherwise in form and substance reasonably satisfactory to Buyer and Lessee; provided, however, that
                                                       -----------------
Buyer shall use good faith, diligent efforts to negotiate the Amendments with Lessee and to complete negotiations and cause fully executed originals of the Amendments to be delivered into escrow no later than March 29, 2002; provided,
                                                                     --------
further, that the Amendments shall expressly provide that they will not be
-------
effective unless and until the transactions contemplated by this Agreement have been consummated. Seller shall have the right to participate in any negotiations between Buyer and Lessee with respect to the Amendments.

             (h) No action by any authority shall have been instituted or threatened (other than any such action instituted or threatened by Buyer or at the request of Buyer) for the purpose of enjoining or preventing the transactions contemplated by this Agreement or that questions the legality or validity of the transactions contemplated hereby.

             5.2   Seller's Closing Conditions. Seller's obligation to sell the
                   ---------------------------
Membership Interests is subject to the satisfaction of the following conditions or waiver thereof by Seller:

             (a) The representations and warranties of Buyer under this Agreement shall be true and correct in all material respects as of the date of the Closing, as if made thereon.

             (b) The performance by Buyer of its covenants and obligations under this Agreement.

             (c) A certificate evidencing the reaffirmation of the truth and accuracy of Buyer's representations and warranties set forth in Section 4.1
                                                                -----------
hereof.

             (d) No action by any authority shall have been instituted or threatened (other than any such action instituted or threatened by Seller or at the request of Seller) for the purpose of enjoining or preventing the transactions contemplated by this Agreement or that questions the legality or validity of the transactions contemplated hereby.

             5.3   Termination. If the Closing has not occurred by the Closing
                   -----------
Date due to the failure of any of the conditions set forth in Section 5.1 or
                                                              -----------
Section 5.2 above (other than the failure of any such condition due to a breach
-----------
or default hereunder by Buyer or Seller, in which case the provisions of Sections 6.1 or 6.2 hereof, as applicable, shall control), to be satisfied, or
------------    ---
waived by the applicable Party, then either Buyer (as to the conditions set forth in Section 5.1) or Seller (as to the conditions set forth in Section 5.2)
         -----------                                               -----------
shall have the right to terminate this Agreement upon notice to the other Party, in which event Escrowee shall return all documents and all funds deposited with Escrowee by the depositor thereof. Any such termination shall not relieve any Party from its breach of any covenant under this Agreement.

                                    SECTION 6

                                     DEFAULT
                                     -------

             6.1   Breach by Buyer. IN THE EVENT OF THE BREACH BY BUYER OF ANY
                   ---------------
REPRESENTATION OR COVENANT UNDER THIS AGREEMENT AND THE FAILURE TO CURE SUCH BREACH WITHIN THE LATER OF (a) FIVE (5) DAYS OF NOTICE THEREOF OR (b) EXPIRATION OF THE INSPECTION PERIOD, OR IN THE EVENT OF THE FAILURE OF BUYER TO CLOSE ON OR BEFORE THE CLOSING DATE (SO LONG AS BUYER'S CLOSING CONDITIONS SET FORTH IN
SECTION 5.1 HEREOF HAVE BEEN SATISFIED), SELLER, AT ITS OPTION, MAY TERMINATE THIS AGREEMENT AND THEREUPON SELLER SHALL BE ENTITLED TO THE AMOUNT OF THE DEPOSIT AS LIQUIDATED DAMAGES (AND NOT AS A PENALTY) AND AS SELLER'S SOLE REMEDY AND RELIEF WITH RESPECT THERETO UNDER THIS AGREEMENT (EXCEPT FOR THE OBLIGATIONS OF BUYER THAT SURVIVE THE TERMINATION OF THIS AGREEMENT). IN SUCH EVENT (AND PROVIDED THAT THE ESCROWEE HOLDS THE DEPOSIT IN ACCORDANCE WITH SECTION 1), THE
                                                                ---------
ESCROWEE, IF IT HAS NOT PREVIOUSLY DONE SO, SHALL IMMEDIATELY DELIVER THE AMOUNT OF THE DEPOSIT (I.E., $500,000.00

PLUS ALL ACCRUED INTEREST THEREON) TO SELLER AS LIQUIDATED DAMAGES UNDER AND IN CONNECTION WITH THIS AGREEMENT. SELLER AND BUYER HAVE MADE THIS PROVISION FOR LIQUIDATED DAMAGES BECAUSE IT WOULD BE EXTREMELY DIFFICULT AND IMPRACTICABLE TO ASCERTAIN AND CALCULATE, ON THE DATE HEREOF, THE AMOUNT OF ACTUAL DAMAGES SUSTAINED BY SELLER FOR THE BREACH BY BUYER OF ITS OBLIGATION TO PURCHASE THE MEMBERSHIP INTEREST, AND THE FAILURE OF THE CONSUMMATION OF THE TRANSACTIONS, CONTEMPLATED BY THIS AGREEMENT OR THE AMOUNT OF COMPENSATION SELLER SHOULD RECEIVE AS A RESULT OF BUYER'S BREACH OR DEFAULT, AND SELLER AND BUYER AGREE THAT SUCH SUM REPRESENTS REASONABLE COMPENSATION TO SELLER FOR SUCH BREACH. NOTWITHSTANDING THE FOREGOING, THE PROVISIONS OF THIS SECTION 6.1 SHALL NOT
                                                      -----------
LIMIT OR AFFECT ANY OF BUYER'S INDEMNITIES AS PROVIDED IN OTHER SECTIONS OF THIS AGREEMENT, OR SELLER'S RIGHT TO RECEIVE REIMBURSEMENT OF ATTORNEYS' FEES, COSTS AND EXPENSES IN ACCORDANCE WITH OTHER PROVISIONS OF THIS AGREEMENT.

BUYER'S INITIALS: [ILLEGIBLE]                     SELLER'S INITIALS: [ILLEGIBLE]
                 ------------                                       ------------

             6.2   Breach by Seller. In the event of the breach by Seller of any
                   ----------------
representation or covenant under this Agreement and the failure to cure such breach within five (5) days after written notice thereof from Buyer or the failure of Seller to close on or before the Closing Date (so long as Seller's Closing conditions set forth in Section 5.2 hereof have been satisfied), Buyer,
                                -----------
at its option, may: (a) terminate its obligations under this Agreement by further written notice thereof to Seller and receive the return of the Deposit from Escrowee; (b) specifically enforce the terms and provisions of this Agreement against Seller; (c) avail itself of any other rights and remedies available to Buyer at law or in equity as a result of such failure by Seller; or
(d) avail itself of any combination of the foregoing.

                                    SECTION 7

                                  RISK OF LOSS
                                  ------------

             7.1   Condemnation. If, prior to the Closing, action is initiated
                   ------------
to take any of the Properties by eminent domain proceedings or by deed in lieu thereof, Buyer may either at or prior to Closing (a) terminate this Agreement, whereupon the Deposit shall be immediately returned to Buyer and neither party shall have any further obligation hereunder except the indemnity obligations of the Parties that expressly survive the termination of the Agreement, or (b) consummate the transactions contemplated in this Agreement, in which latter event there shall be no reduction in the Purchase Price, but Buyer shall receive at Closing a credit against the Purchase Price in the amount of any award of the condemning authority received prior to or at Closing by the Companies.

             7.2   Casualty. Except as provided in Section 3.1 of this
                   --------                        -----------
Agreement, Seller assumes all risks and liability for damage to or injury occurring to the Properties by fire, storm, accident, or any other casualty or cause until the Closing has been consummated. If any of the Kalamazoo Improvements or the Farmington Improvements shall be destroyed or damaged prior to the Closing, and if either the estimated cost of repair or replacement exceeds One Million Dollars ($1,000,000.00) or the damage results in the termination of either of the Leases, Buyer may, by written notice given to Seller within twenty (20) days after receipt of written notice from Seller of such damage or destruction, elect to terminate this Agreement, in which event the Deposit shall immediately be returned to Buyer and the rights, duties, obligations, and liabilities of all Parties hereunder shall immediately terminate and be of no further force or effect, except for the indemnity obligations of the Parties that expressly survive the termination of this Agreement. If Buyer does not elect to terminate this Agreement pursuant to this Section 7.2, or has no right to terminate this
                                -----------
Agreement (because the damage or destruction does not exceed $1,000,000.00 and has not resulted in the termination of either of the Leases), and the sale of the Property is consummated, Buyer shall be entitled to receive all insurance proceeds (subject to any rights of Lessee under the Leases to such proceeds) paid or payable to Seller or the Companies by reason of such destruction or damage under the insurance (less amounts of insurance theretofore received and applied by Seller or the Companies to costs actually incurred for restoration). Neither Seller nor the Companies shall settle or release any damage or destruction claims without obtaining Buyer's prior written consent in each case. All said insurance proceeds received by Seller or the Companies by the date of Closing shall be paid by Seller to Buyer at Closing, together with the amount necessary to cover any difference between the amount of such proceeds and the estimated cost of repair or replacement to the extent such amount is not paid or obligated to be paid by Lessee under the applicable Lease. In addition, at Closing, Seller shall pay over to Buyer, and assign to Buyer, all proceeds of any rent loss insurance for the period of time commencing on the date of Closing. If the amount of said casualty or rent loss insurance proceeds is not settled by the date of Closing, Seller shall cooperate with Buyer in order that Buyer shall receive all of Seller's or the Companies' right, title, and interest in and under such insurance proceeds.

                                    SECTION 8

                                  MISCELLANEOUS
                                  -------------

               8.1  Expenses. Each Party will bear its own costs and expenses
                    --------
(including legal fees and expenses) incurred in connection with this Agreement and the transactions contemplated hereby. Seller shall pay any State of Michigan, county or city transfer tax due and payable in connection with the assignment of the Membership Interests to Buyer. Seller shall pay for the first $8,000.00 of the premium for the issuance of the endorsements to the Existing Title Policies changing the effective dates thereof to the Closing Date and increasing the amount of the insurance thereunder to the Purchase Price (as allocated as provided in Section 2.2 hereof) and "non-imputation" endorsements to the Existing Title Policies; provided, that Buyer shall pay for the costs associated with such endorsements in excess of $8,000.00. Seller and Buyer shall each pay one-half of the fees of Escrowee. In the event it becomes necessary for either party hereto to file suit to enforce this Agreement or any provision contained herein, the party prevailing in such suit shall be entitled to recover, in addition to all other remedies or damages, as provided herein, reasonable attorneys' fees, costs and expenses incurred in such suit.

               8.2 Broker. Each Party represents to the other Party that no
                   ------
Person, corporation, or partnership acting as real estate broker, finder or real estate agent (collectively, "broker") brought about this Agreement other than
                             ------
Farragut Investments, Inc. and First Fidelity Companies. Seller agrees to pay all commissions and fees due and payable to Farragut Investments, Inc. Buyer agrees to pay all commissions and fees due and payable to First Fidelity Companies. Seller agrees to and does hereby indemnify Buyer from all loss, damage, cost, or expense (including reasonable attorneys' fees) that Buyer may suffer as a result of any claim or action brought by any broker, other than Farragut Investments, Inc., acting or allegedly acting on behalf of Seller in connection with this transaction, and Buyer agrees to and does hereby indemnify and hold Seller harmless from all loss, damage, cost, or expense (including reasonable attorneys' fees) that Seller may suffer as a result of any claim or action brought by any broker, other than First Fidelity Companies, acting or allegedly acting on behalf of Buyer in connection with this transaction. The obligations of the Parties under this Section 8.2 shall survive the termination
                                      -----------
of this Agreement and/or the Closing.

               8.3 Notices. All notices, requests, demands, claims, and other
                   -------
communications hereunder will be in writing. Any notice, request, demand, claim, or other communication hereunder shall be deemed duly given if (and then two business days after) it is sent by registered or certified mail, return receipt requested, postage prepaid, and addressed to the intended recipient as set forth below:

          If to Seller:   GEBAM, Inc.
                          c/o GE Capital Asset Management
                          Attention: Robert Nowicki Dana Sale/Leaseback Asset
                          Manager
                          GE Capital Real Estate
                          1528 Walnut Street
                          Philadelphia, PA 19102
                          Fax: (215) 772-0361

                          with a copy, which shall not constitute notice, to:

                          U.S. Realty Advisors, LLC
                          Attention: David M. Ledy
                          1370 Avenue of the Americas
                          New York, NY 10019
                          Fax: (212) 581-4950
                           with a copy, which shall not constitute notice, to:

                           GE Capital Real Estate
                           292 Long Ridge Road
                           Stamford, CT 06927
                           Attention: General Counsel/Dana Portfolio
                           Fax: 203-357-6768

                           with a copy, which shall not constitute notice, to:

                           Paul R. Walker, Esq.
                           Dewey Ballantine LLP
                           333 South Grand Avenue
                           Suite 2600
                           Los Angeles, CA 90071-1530
                           Fax: 213-621-6100

If to Buyer:               Wells Real Estate Investment Trust, Inc.
                           c/o Wells Capital, Inc.
                           6200 The Corners Parkway
                           Suite 250
                           Norcross, GA 30092
                           Attention:  Michael C. Berndt
                           Fax: 770-200-8199

                           with a copy, which shall not constitute notice, to:

                           Mr. John Kerby
                           The First Fidelity Companies
                           Two Ravinia Drive, Suite 1600
                           Atlanta, Georgia  30346
                           Fax:  678-287-3023

                           with a copy, which shall not constitute notice, to:

                           John W. Griffin, Esq.
                           Troutman Sanders LLP
                           Bank of America Plaza
                           600 Peachtree Street, N.E., Suite 5200
                           Atlanta, Georgia 30308-2216
                           Fax: 404-962-6577

               Either Party may send any notice, request, demand, claim, or other communication hereunder to the intended recipient at the address set forth above using any other means (including personal delivery, expedited courier, messenger service, telecopy, telex, ordinary mail, or electronic mail), but no such notice, request, demand, claim, or other communication shall be deemed to have been duly given unless and until

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

it actually is received by the intended recipient. Either Party may change the address to which notices, requests, demands, claims, and other communications hereunder are to be delivered by giving the other Party notice in the manner herein set forth.

               8.4  Entire Agreement. This Agreement constitutes the entire
                    ----------------
agreement between Seller and Buyer with respect to the transactions that are the subject matter hereof and supercedes in its entirety any prior agreements, prior representations, alleged warranties, statements, negotiations, undertakings, letters, acceptances, understandings, contracts and communications, whether written or oral, among the Parties hereto with respect to or in connection with the subject matter hereof.

               8.5  Headings, Etc. The headings contained in this Agreement are
                    -------------
intended solely for convenience and shall not affect the rights of the Parties to this Agreement. When used in this Agreement: (a) "or" is not exclusive; (b) "including" is not limiting; (c) a reference to any law, rule or regulation includes any amendment or modification thereto or thereof, as well as any replacement therefor; and (d) unless otherwise provided for in this Agreement, a reference to any other agreement, instrument or document shall include such other agreement, instrument or document, as it may be amended, restated, supplemented or otherwise modified from time to time in accordance with its terms. References herein to Sections, paragraphs, Exhibits and the like, unless otherwise stated, are references to Sections or paragraphs of, or Exhibits to, this Agreement. Terms such as "herein", "hereof", or "hereunder" refer to this Agreement as a whole, and not to any particular provision hereof.

               8.6  Severability. Whenever possible, each provision of this
                    ------------
Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

               8.7  General Provisions Regarding Indemnities. All of the
                    ----------------------------------------
indemnification obligations under this Agreement shall be subject to the following provisions:

               (a) Should the indemnitor fail to discharge or undertake to defend the indemnitee against the applicable Claim (with counsel approved by the indemnitee), within ten (10) days after the indemnitee gives the indemnitor written notice of the same, then the indemnitee may settle such Claim, and the indemnitor's liability to the indemnitee shall be conclusively established by such settlement, the amount of such liability to include both the settlement consideration and the reasonable costs and expenses, including attorneys' fees, incurred by the indemnitee in effecting such settlement.

               (b) The indemnitor's indemnification obligations under this Agreement shall cover the costs and expenses of the indemnitee, including reasonable attorneys' fees, related to any actions, suits or judgments incident to any of the matters covered by such indemnities.

               (c) The indemnitor's indemnification obligations under this Agreement shall also extend to any present or future advisor, trustee, director, member, officer, partner, employee, beneficiary, shareholder, participant or agent of or in the indemnitee or any entity now or hereafter having a direct or indirect ownership interest in the indemnitee.

               8.8  Choice of Law. This Agreement shall be governed by, and
                    -------------
construed in accordance with, the internal laws of the State of Michigan without giving effect to any choice or conflict of law provision or rule (whether of the State of Michigan or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Michigan.

               8.9  Amendments. No amendment or modification of any provision of
                    ----------
this Agreement shall be valid unless the same shall be in writing and signed by Seller and Buyer.

               8.10 Counterparts. This Agreement may be signed in two or more
                    ------------
counterparts with the same effect as if the signatures to each counterpart were upon a single instrument, and all such counterparts together shall be deemed an original of this Agreement. For purposes of this Agreement, a facsimile copy of a Party's signature shall be sufficient to bind such Party.

               8.11 Successors and Assigns. Neither this Agreement nor any of
                    ----------------------
the rights, interests or obligations hereunder shall be assigned by any of the Parties hereto (whether by operation or otherwise) without the prior written consent of the other Party, provided, however, that Buyer may assign its rights under this Agreement to an affiliate without the consent of Seller. For purposes hereof an "affiliate" shall mean an entity controlled by, controlling or under common control with Buyer. Subject to the foregoing, the Agreement will be binding upon, inure to the benefit of and be enforceable by the Parties and their respective successors and permitted assigns.

               8.12 Time of the Essence. Time is of the essence in this
                    -------------------
Agreement.

               8.13 Third Party Beneficiary. This Agreement is for the sole and
                    -----------------------
exclusive use of Seller and Buyer and may not be enforced, nor relied upon, by any Person other than Seller and Buyer.

               8.14 Binding Agreement. Neither the delivery of an unsigned copy
                    -----------------
of this Agreement by Seller, nor any negotiations by Seller shall constitute an offer to sell the Membership Interests upon the terms and conditions set forth in this Agreement or upon any other terms or conditions. Any such delivery or negotiations shall be deemed solely to solicit offers from potential buyers. Seller shall have the right at all times until this Agreement is executed and delivered by both Seller and Buyer to negotiate the sale of the Membership Interests with Buyer or any other Person upon the terms and conditions set forth herein or upon any other terms and conditions desired by Seller in its sole discretion and to cease negotiations with Buyer or any other Person at any time for any or no reason. Only the fully executed Agreement signed by both Buyer and Seller shall bind Seller and Buyer.

                                      * * *

               IN WITNESS WHEREOF, Seller and Buyer have executed this Agreement as of the date set forth above.


                                    GEBAM, INC.,
                                    a Delaware corporation


                                    By:           /s/ Stephen Benko
                                            -----------------------------------
                                            Name:    Stephen Benko
                                                 ------------------------------
                                            Title:  Authorized Signatory
                                                  -----------------------------


                                    WELLS REAL ESTATE INVESTMENT TRUST, INC., a Maryland corporation


                                    By:        /s/ Douglas P. Williams
                                            -----------------------------------
                                            Name:   Douglas P. Williams
                                                 ------------------------------
                                            Title:   Executive Vice President
                                                  -----------------------------

The undersigned joins in this Agreement solely for the purposes set forth in
Section 3.6 hereof:

General Electric Capital Corporation,
a Delaware corporation


By:    /s/ Stephen Benko
     -------------------------------
     Name:  Stephen Benko
           -------------------------
     Title:  Authorized Signatory
           -------------------------

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